SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo Short-Term Bond Fund
Wells Fargo Ultra Short-Term Income Fund
(each a “Fund”, together the “Funds”)

Effective immediately, Michael J. Schueller, CFA is added as a portfolio manager to each Fund.

I. Prospectus
In the section entitled “Fund Summary – Fund Management” for each Fund, the Fund Management table is replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Christopher Y. Kauffman, CFA, Portfolio Manager/2010 Jay N. Mueller, CFA, Portfolio Manager/2004 Michael J. Schueller, CFA, Portfolio Manager/2019 Noah M. Wise, CFA, Portfolio Manager/2013

II. Statement of Additional Information
In the section entitled “Manager and Other Service Providers - Portfolio Managers”, the Beneficial Ownership table is amended to include the following information:

Portfolio Manager	Fund	Beneficial Ownership
Wells Capital Management[1]
Michael J. Schueller, CFA	Core Plus Bond Fund Short-Term High Yield Bond Fund Short-Term Bond Fund[2] Ultra Short-Term Income Fund[2]	$10,001-$50,000 $10,001-$50,000 $0 $0
1.	Amounts included in the table above may include notional investments held by the portfolio manager through a deferred compensation vehicle.
2.	Mr. Scheuller became a portfolio manager of the Fund on June 6, 2019. The information presented in this table is as of August 31, 2018, at which time Mr. Scheuller was not a portfolio manager of the Fund.

June 6, 2019	IFIT059/P1004S2